EXCHANGE AGREEMENT

  This Exchange Agreement ("Agreement") is made as of October 1, 1996 by and between Vista Laser Centers Of The Southwest, Inc., a Nevada corporation (the "Company"), and Vista Technologies, Inc., a Nevada corporation ("Vista Tech").

                                 RECITALS

  WHEREAS, Vista Tech has received an assignment from Pharma Patch PLC of the Company's 12% Secured Convertible Promissory Note in the principal amount of $100,000 (the "Note");

  WHEREAS, the Company desires to exchange with Vista Tech an aggregate of 100,000 shares of the Company's Common Stock ("Common Stock") in consideration for the Note and the release of the Company's obligations under, and the cancellation of the indebtedness evidenced by, the Note.

  NOW, THEREFORE, the Company and Vista Tech hereby agree as follows:

  1.    EXCHANGE.   On this date and subject to the terms and conditions
of this Agreement, the Company hereby exchanges an aggregate of 100,000 shares of Common Stock (the "Shares") in consideration for the Note and Vista hereby irrevocably and forever releases the Company from the Company's obligations under, and cancels the indebtedness evidenced by the Note. The term "Securities" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) all securities or property received in replacement of the Shares in a recapitalization, merger, reorganization or the like.

  2.    REPRESENTATIONS OF VISTA TECH.   Vista Tech represents and
warrants to the Company that:

        (a)   Vista Tech is acquiring the Securities for Vista
Tech's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Securities within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

        (b) Vista Tech has no present intention of selling or otherwise disposing of all or any portion of the Securities.

        (c) Vista Tech has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Vista Tech reasonably considers important in making the decision to acquire the Securities, and Vista Tech has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

        (d) Vista Tech is fully aware of (i) the highly speculative nature of the investment in the Securities; (ii) the financial hazards involved; (iii) the lack of liquidity of the securities and the restrictions on transferability of the Securities; and (iv) the qualifications and backgrounds of the principals of the Company.

        (e) Vista Tech is capable of evaluating the merits and risks of this investment, has the ability to protect Vista Tech's own interests in this transaction and is financially capable of bearing a total loss of this investment.

        (f) At no time was Vista Tech presented with or solicited by any publicly issued or circulated newspaper, mail, radio or television, or any other form of general advertising in connection with its acquisition of the Securities.

        (g) Vista Tech has been advised that the acquisition of the Securities hereunder may have adverse tax effects upon Vista Tech. Vista Tech is not relying upon the Company or its Legal counsel and has consulted with Vista Tech's own tax advisors in this regard.

  3.    COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS.   Vista Tech
understands and acknowledges that, in reliance upon the representations and warranties made by Vista Tech herein, the Securities have not been registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or the laws of any state, but have been issued under an exemption or exemptions from registration requirements of the 1933 Act and applicable state law which impose certain restrictions on Vista Tech's ability to transfer the Securities.

        (a)   RESTRICTIONS ON TRANSFER.   Vista Tech understands that
Vista Tech may not transfer any Securities unless such Securities are registered under the 1933 Act and any applicable state securities laws or unless, in the opinion of counsel to the Company, an exemption from such registration is available. Vista Tech understands that only the Company may file a registration statement with the SEC or any state and that the Company is under no obligation to do so with respect to the Securities. Vista Tech has also been advised that an exemption from registration may not be available or may not permit Vista Tech to transfer all or any of the Securities in the amounts or at the times proposed by Vista Tech.

        (b)   RULE 144.   In addition, Vista Tech has been advised that
SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available to Vista Tech.

  4.    RIGHTS AS SHAREHOLDER.   Subject to the terms and conditions of
this Agreement, Vista Tech will have all of the rights of a shareholder of the Company with respect to the Securities from and after the date hereof until such time as Vista Tech disposes of the Securities.

  5.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

        (a)   LEGENDS.    Vista Tech understands and agrees that the
Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Securities, together with any other legends that may be required by state or federal securities laws, or by the Bylaws of the Company, or by any other agreement between Vista Tech and the Company or between Vista Tech and any third party:

  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO BE ISSUED TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

        (b)   STOP-TRANSFER INSTRUCTIONS.   Vista Tech agrees that, in
order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        (c)   REFUSAL TO TRANSFER.    The Company will  not be required
(i} to transfer on its books any Securities that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Securities or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Securities have been so transferred.

        (d)   MARKET STANDOFF AGREEMENT.   Vista Tech agrees in connection
with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Vista Tech will not sell or otherwise dispose of any Securities without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally.

  6.    COMPLIANCE WITH LAWS AND REGULATIONS.   The issuance and transfer
of the Securities hereunder will be subject to and conditioned upon compliance by the Company and Vista Tech with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance and transfer.

  7.    SUCCESSORS AND ASSIGNS.   This Agreement will be binding upon and
inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Vista Tech and Vista Tech's successors and assigns.

  8.    INTERPRETATION.   Any dispute regarding the interpretation of this
Agreement will be submitted by Vista Tech or by the Company forthwith to the Company's Board of Directors, which will review such dispute at its next regular meeting. The resolution of such a dispute by the Board will be final and binding on the Company and on Vista Tech.

  9.    GOVERNING LAW; SEVERABILITY.   This Agreement will be governed by
and construed in accordance with the laws of the State of Arizona, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, such provision will be enforced to the maximum extent possible and the other provisions will remain effective and enforceable.

  10.   NOTICES.   Any notice required or permitted hereunder will be
given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified or registered mail, return receipt requested, with postage and fees prepaid, addressed to the other party at its address as shown at the time on the Company's records, or to such other address as such party may designate in writing from time to time to the other party.

  11.   FURTHER INSTRUMENTS.   The parties agree to execute such further
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

  12.   ENTIRE AGREEMENT.   This Agreement constitutes the entire
agreement of the parties and supersedes all prior understandings and agreements between the parties hereto with respect to the specific subject matter hereof.,


COMPANY:

VISTA LASER CENTERS OF THE SOUTHWEST, INC.
a Nevada corporation

By:  /s/ Larry F. Lang
     -----------------------------
     Larry F. Lang, President

VISTA TECH:

VISTA TECHNOLOGIES, INC.
a Nevada corporation

By:  /s/ Thomas A. Schultz
     ------------------------------
     Thomas A. Schultz, President